Exhibit 10.10

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (this “Agreement”), dated as of              , 2013, by and among PROFESSIONAL DIVERSITY NETWORK, LLC, an Illinois limited liability company f/k/a iHispano.com, LLC (the “Company”), DANIEL L. LADURINI (“Daniel”), FERDINANDO LADURINI (“Ferdinando”) and JAMES R. KIRSCH (“James,” together with Daniel and Ferdinando, the “Holders” and each a “Holder”).

WHEREAS, on November 12, 2004, the Company issued (a) a promissory note to Daniel in the original principal amount of $142,000 (the “Daniel Note”), (b) a promissory note to Ferdinando in the original principal amount of $1,341,676 (the “Ferdinando Note”) and (c) a promissory note to James in the original principal amount of $37,143 (the “James Note,” together with the Daniel Note and the Ferdinando Note, the “Notes”);

WHEREAS, as part of the Company’s plan to effect an initial public offering (the “IPO”) under the Securities Act of 1933, as amended (the “Securities Act”), the Company and its members have entered into a certain Contribution Agreement and Plan of Reorganization and Merger dated as of the date hereof (the “Merger Agreement”) pursuant to which the members have agreed to contribute all of the outstanding membership interests of the Company to Professional Diversity Network, Inc., a Delaware corporation formed specifically for the IPO (the “Corporation”) in exchange for shares of common stock of the Corporation (“Common Stock”), following which the Company shall merge with and into the Corporation and the assets of the Company shall be the assets of the Corporation (the “Merger”); and

WHEREAS, the Company believes that the outstanding Notes negatively impact the Company’s ability to attract prospective investors in the IPO and has requested that the Holders exchange their Notes for Units of the Company, and each Holder has determined that it is in his best interest to exchange his Note for Units, all pursuant to the terms set forth herein.

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Company’s Operating Agreement dated as of November 12, 2004 among the Company and its members, as amended (the “Operating Agreement”).

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereinafter set forth, the parties hereto hereby agree as follows:

1. DEBT EXCHANGE.

(a) At the Closing (as defined herein), the Company shall issue and deliver Units to each Holder, and each Holder, acting severally and not jointly, shall deliver to the Company, or as otherwise directed by the Company, his or its Note for cancellation and acquire from the Company in exchange for his or its Note, in an amount of Units (“Exchange Units”) determined by dividing the sum of (i)(A) the principal amount of such Holder’s Note plus (B) any accrued but unpaid interest on such Holder’s Note through the date hereof by (ii) an amount equal to the offering price per share of common stock in the IPO (the “Debt Exchange”).

(b) The Company hereby authorizes the issuance of the Exchange Units to the Holders in the manner set forth in Section 1(e) at the Closing.

(c) Immediately prior to the effectiveness of the Company’s and the Corporation’s respective requisite filings with the Delaware and Illinois Secretaries of State that are necessary to effectuate the Merger (the “Merger Filings”), the Debt Exchange shall be deemed effective (the “Closing” and such date, the “Closing Date”). If the Merger Filings are not filed or the Merger is not otherwise effectuated for any reason whatsoever, the Holders shall not be obligated to exchange their Notes for Exchange Units and the Company shall not be obligated to issue the Exchange Units to the Holders.

(d) The Company and the Holders shall use their reasonable best efforts to consummate the transactions contemplated hereby, including taking such actions as may be necessary to effectuate the Debt Exchange and to explain the circumstances surrounding the Debt Exchange to potential investors in the IPO or any regulatory authority, including, without limitation, the Securities and Exchange Commission (the “SEC”), the Nasdaq Stock Market and the Financial Industry Regulatory Authority (“FINRA”).

(e) At the Closing, each Holder shall deliver its Note for cancellation and the Company shall issue to each Holder the Conversion Units to which such Holder is entitled as a result of such Debt Exchange. From and after the Closing, the Notes shall be deemed cancelled and represent solely the right to receive Exchange Units. If a Holder has lost his Note and is unable to deliver his Note at the Closing, it shall submit an affidavit of loss and indemnity agreement prior to the Closing so that the Note may be replaced and deemed cancelled in accordance with the terms hereof. The Company shall pay any documentary, stamp or similar issue or transfer tax due on such Debt Exchange.

2. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company hereby represents and warrants to the Holders that the statements contained in this Section 2 are true and correct as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2).

(a) The Company has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Company to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and does not conflict with, result in a breach or violation of or constitute (or with notice of lapse of time or both constitute) a default under any instrument, contract or other agreement to which the Company is a party. Without limiting the foregoing, the Company represents and warrants that the Exchange Units have been duly authorized and, upon the Closing will be validly issued by the Company to the Holders in accordance with its governing documents.

(b) The Company has delivered or made available to the Holders prior to the execution of this Agreement true and complete copies of the Company’s audited financial statements dated December 31, 2011 (the “Financial Statements”), the Company’s IPO registration statement on Form S-1, as filed with the SEC on May 22, 2012, as amended (including the financial statements set forth therein) (the “Registration Statement”), and the Merger Agreement and any documents referenced therein.

3. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder, individually and not jointly and severally, hereby represents and warrants to the Company that the statements contained in this Section 3 are true and correct as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

(a) Such Holder is the sole record and beneficial owner of his or its Note, free and clear of any liens or encumbrances. Such Holder has not pledged, assigned, encumbered or otherwise granted any right in his Note to any third party.

(b) Such Holder has full legal power to execute and deliver this Agreement and to perform his obligations hereunder. All acts required to be taken by such Holder to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms and does not conflict with, result in a breach or violation of or constitute (or with notice of lapse of time or both constitute) a default under any instrument, contract or other agreement to which such Holder is a party.

(c) Such Holder has reviewed the Financials, the Registration Statement, the Merger Agreement and other Company documents delivered or made available to the Holders as referred to in Section 2(b) above.

(d) Such Holder has been given an opportunity to ask questions and receive answers from the officers and directors of the Company and to obtain additional information from the Company.

(e) Such Holder is an “accredited investor” (as defined in Rule 501(a) of Regulation D of the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company’s securities and has obtained, in his judgment, sufficient information about the Company to evaluate the merits and risks of an investment in the Company.

(f) Such Holder is relying solely on the representations and warranties contained in Section 2 in making his decision to enter into this Agreement and to consummate the transactions contemplated hereby and no oral representations or warranties of any kind have been made by the Company or its officers, directors, employees or agents to such Holder.

(g) The Exchange Units acquired or to be acquired by such Holder, and the shares of Common Stock into which such Holder’s Exchange Units will be converted pursuant to the Merger Agreement (the “PDN Shares”) will be acquired for such Holder’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and no Exchange Units (or the PDN Shares) will be disposed of by such Holder in contravention of the Securities Act or any applicable state securities laws.

(h) Such Holder understands that the Exchange Units (and the PDN Shares) have not been registered under the laws of any jurisdiction (including the Securities Act, the laws of any state of the United States of America or the laws of any foreign jurisdiction). Such Holder understands and agrees further that the Exchange Units (and the PDN Shares) may not be offered, resold, pledged or otherwise transferred unless they have been registered under the Securities Act and any applicable state or other securities laws or unless an exemption from such registration is available. Even if such an exemption is available, the assignability and transferability of the Exchange Units will, prior to the consummation of the Merger, be governed by the Operating Agreement, which, subject to certain exceptions, imposes restrictions on transfer. Such Holder understands that legends stating that the Exchange Units (and the PDN Shares) have not been registered under the Securities Act and any applicable state or other laws and setting out or referring to the restrictions on the transferability and resale of the Exchange Units (and the PDN Shares) may be placed on documents evidencing the Exchange Units, if any (and the certificates evidencing the PDN Shares).

(i) Such Holder represents and warrants that his ownership of Exchange Units will not result in (i) a termination of the Company for Federal income tax purposes, (ii) the Company not qualifying for an exemption from the registration requirements of any applicable Federal or state securities laws, (iii) any violation of any applicable Federal or state securities laws, (iv) a default under or the acceleration of any indebtedness of, or secured by assets of, the Company, (v) the Company having to register as an investment company under the Investment Company Act of 1940, as amended, (vi) the Company or any Affiliate to register as an investment advisor under the Investment Advisers Act of 1940, as amended, or (vii) the Partnership being deemed to hold “plan assets” under ERISA or otherwise having the transactions contemplated under the Operating Agreement ( defined below) (including the payment of fees to the General Partner or Manager) be considered prohibited transactions under ERISA or the Code.

(j) Such Holder understands that this Agreement contains provisions that may have significant legal, tax and financial consequences for such Holder. Such Holder has consulted with such independent legal, tax and financial advisors as he or it deemed appropriate to assist such Holder in evaluating the transactions contemplated hereby.

4. CONDITIONS.

(a) In addition to the preconditions set forth in Section 1(a), the obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver of the following conditions:

(i) the representations and warranties of each of the Holders set forth in Section 3 hereof shall be true and correct on and as of the Closing Date;

(ii) all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or the Holders in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained in form and substance reasonably satisfactory to the Company; and

(iii) each of the Holders shall have delivered to the Company for cancellation and exchange his Notes or an affidavit of loss and indemnity.

(b) The obligations of the Holders to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver of the following conditions:

(i) the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and as of the Closing Date; and

(ii) all necessary consents, approvals or authorizations of any governmental or regulatory authority required to be obtained by the Company in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained in form and substance reasonably satisfactory to the Holders.

5. TERMINATION. This Agreement may be terminated no later than the Closing:

(a) At the option of the Holders, on the one hand, and the Company, on the other hand, by written notice to the other, in the event the Merger has not occurred by June 30, 2013;

(b) At the option of the Company if any Holder has materially breached a term of this Agreement and has not cured such breach within 30 days of written notice thereof from the Company;

(c) At the option of the Holders if the Company has materially breached a term of this Agreement and has not cured such breach within 30 days of written notice thereof from the Holders; or

(d) At the option of the Holders, on the one hand, and the Company, on the other hand, by written notice to the other, if any competent court or regulatory authority shall have issued a final, non-appeable order making illegal or otherwise preventing, prohibiting or refusing to approve the transactions contemplated hereby, the Merger or the IPO, and such order shall have become final and non-appealable.

6. MISCELLANEOUS.

(a) Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(b) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

(c) This Agreement shall be a contract made under and governed by the laws of the State of Illinois.

(d) This Agreement shall be binding upon the Company, the Holders and their respective successors and assigns, and shall inure to the benefit of the Company, the Holders and their respective successors and permitted assigns. No party may assign its rights or obligations hereunder without the prior written consent of each of the other parties hereto.

(e) The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

(f) All amendments or modifications of this Agreement and all consents, waivers and notices delivered hereunder or in connection herewith shall be in writing signed by the parties hereto.

(g) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect thereto.

7. Each of Daniel and Ferdinando agrees, effective as of the Closing, to be bound by the terms of the Operating Agreement as required by Section 11.01 of the Operating Agreement. Each Holder agrees to be bound by the terms of the Merger Agreement.

8. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9. SPECIFIC PERFORMANCE. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT ANY REMEDY AT LAW FOR ANY BREACH OF THE PROVISIONS OF THIS AGREEMENT WOULD BE INADEQUATE, AND EACH PARTY HERETO HEREBY CONSENTS TO THE GRANTING BY ANY COURT OF AN INJUNCTION OR OTHER EQUITABLE RELIEF, WITHOUT THE NECESSITY OF ACTUAL MONETARY LOSS BEING PROVED, IN ORDER THAT THE BREACH OR THREATENED BREACH OF SUCH PROVISIONS MAY BE EFFECTIVELY RESTRAINED.

10. FURTHER ASSURANCES. Each party hereto shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions as may be reasonably requested by any other party hereto in order to evidence or carry out the provisions of this Agreement or consummate the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

THE COMPANY:

PROFESSIONAL DIVERSITY NETWORK, LLC

By:
James R. Kirsch, Manager

THE HOLDERS:

Daniel L. Ladurini

Ferdinando Ladurini

James R. Kirsch

The undersigned, representing a Super Majority of the Members and a majority of the Managers of the Company and in accordance with Sections 11.01 and 13.05 of the Operating Agreement, hereby authorize (i) the issuance of the Exchange Units, (ii) the admittance of each of Ferdinando Ladurini and Daniel L. Ladurini as Members of the Company and (iii) the amendment of Exhibit A to the Operating Agreement to reflect the Debt Exchange.

MEMBERS:

James R. Kirsch	Daniel L. Ladurini, not individually but as Trustee of the Daniel L. Ladurini GST Trust Agreement dated August 1, 1997

Rudy Martinez

MANAGERS:

Ferdinando Ladurini Rudy Martinez	Rudy Martinez

James R. Kirsch

Exhibit A

Member Assent

The undersigned hereby assents to the Limited Liability Company Operating Agreement dated as of November 12, 2004 (the “Agreement”), by and among Professional Diversity Network, LLC, f/k/a iHispano.com, LLC, an Illinois limited liability company, and certain other parties named therein, as such Agreement may be amended from time to time, and hereby agrees to become a party to such Agreement and be bound by all of the applicable terms and provisions thereof as fully as if the undersigned had been named as an original party in such Agreement.

Executed as of                     , 2013.

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